                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                           Jefferson Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------
2)     Aggregate number of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       N/A
       -------------------------------------------------------------------------
4)     Proposed maximum aggregate value of transaction:
       N/A
       -------------------------------------------------------------------------
5)     Total Fee paid:
       N/A
       -------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
           N/A
           ---------------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:
           N/A
           ---------------------------------------------------------------------
       3)  Filing Party:
           N/A
           ---------------------------------------------------------------------
       4)  Date Filed:
           N/A
           ---------------------------------------------------------------------

              [JEFFERSON BANCSHARES, INC. LETTERHEAD APPEARS HERE]





                               September 15, 2004





Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of Jefferson Bancshares, Inc. We will hold the meeting in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee, on October 21, 2004 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Craine, Thompson & Jones, P.C., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Anderson L. Smith

                                    Anderson L. Smith
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           JEFFERSON BANCSHARES, INC.
                                120 EVANS AVENUE
                           MORRISTOWN, TENNESSEE 37814
                                 (423) 586-8421

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      On October 21, 2004, Jefferson Bancshares, Inc. will hold its annual meeting of shareholders in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee. The meeting will begin at 2:00 p.m., local time. At the meeting, shareholders will consider and act on the following:

      1.    The election of two directors to serve for a term of three years;

      2. The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors for the Company for the fiscal year ending June 30, 2005; and

      3.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set August 31, 2004 as the record date for the meeting. This means that owners of Jefferson Bancshares, Inc. common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Jane P. Hutton

                                    Jane P. Hutton
                                    CORPORATE SECRETARY

Morristown, Tennessee
September 15, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           JEFFERSON BANCSHARES, INC.
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Jefferson Bancshares, Inc. ("Jefferson Bancshares" or the "Company") to be used at the annual meeting of shareholders of the Company. Jefferson Bancshares is the holding company for Jefferson Federal Bank ("Jefferson Federal"). The annual meeting will be held in the Independence Room of Jefferson Federal at 120 Evans Avenue, Morristown, Tennessee on October 21, 2004, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about September 15, 2004.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Jefferson Bancshares common stock if the records of the Company show that you held your shares as of the close of business on August 31, 2004. As of the close of business on August 31, 2004, a total of 8,330,517 shares of Jefferson Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Charter provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company would apply the 10% voting limitation to the broker, bank or nominee.

ATTENDING THE MEETING

      If you are a beneficial owner of Jefferson Bancshares common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Jefferson Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of the Company, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Craine, Thompson & Jones, P.C. as the Company's independent auditor will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      The Board of Directors of Jefferson Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of Jefferson Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Jefferson Bancshares common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF CRAINE, THOMPSON & JONES, P.C. AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Jefferson Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

      If your Jefferson Bancshares common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN JEFFERSON FEDERAL'S ESOP AND 401(K) PLAN

      If you participate in the Jefferson Federal Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Jefferson Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you will receive a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Jefferson Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is October 12, 2004.

                              CORPORATE GOVERNANCE

GENERAL

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

CORPORATE GOVERNANCE POLICIES AND PROCEDURES

      Jefferson Bancshares has adopted a corporate governance policy to govern certain activities. The corporate governance policy sets forth:

      (1)   the duties and responsibilities of each director;

      (2) the composition, responsibilities and operation of the board of directors;

      (3)   the establishment and operation of board committees;

      (4)   succession planning;

      (5) appointing an independent lead director and convening executive sessions of independent directors;

      (6) the Board of Directors' interaction with management and third parties; and

      (7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

CODE OF ETHICS AND BUSINESS CONDUCT

      The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

MEETINGS OF THE BOARD OF DIRECTORS

      The Company and Jefferson Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2004, the Board of Directors of the Company held ten regular meetings, four special meetings and one executive session of independent directors and the Board of Directors of Jefferson Federal held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS OF JEFFERSON BANCSHARES

      AUDIT/COMPLIANCE COMMITTEE. The Audit/Compliance Committee, consisting of Messrs. Jack E. Campbell (Chairman), Terry M. Brimer and William T. Hale, is responsible for ensuring that Jefferson Bancshares is maintaining reliable accounting policies and financial reporting processes, ensuring that the internal auditing department is adequate, and reviewing the work of Jefferson Bancshares' independent accountants and internal auditing department to determine its effectiveness. This committee met four times during the fiscal year ended June 30, 2004. The Board has determined that the Audit/Compliance Committee does not have a member who is an "audit committee financial expert" as such term is defined under the rules and regulations of the Securities and Exchange Commission. However, the Board believes that each of the current members of the Audit/Compliance Committee is able to read and understand fundamental financial statements and, in accordance with the NASD listing standards, that at least one member possesses the necessary financial sophistication. Each member of the Audit/Compliance Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Audit/Compliance Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as APPENDIX B to Jefferson Bancshares' proxy statement filed on December 1, 2003. The report of the Audit/Compliance Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS-REPORT OF AUDIT/COMPLIANCE COMMITTEE."

      COMPENSATION COMMITTEE. The Compensation Committee, consisting of Messrs. Terry M. Brimer (Chairman), Jack E. Campbell and John F. McCrary, Jr. is responsible for determining annual grade and salary levels for employees and establishing personnel policies. This committee met six times during the fiscal year ended June 30, 2004. Each member of the Compensation Committee is independent under the listing standards of the Nasdaq Stock Market. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

      NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee, consisting of Messrs. H. Scott Reams (Chairman), Terry M. Brimer, Jack E. Campbell, William T. Hale and William F. Young, is responsible for the annual selection of the Board of Director's nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Jefferson Bancshares' corporate governance policy. This committee met once to select the Board of Director's nominees for election as directors at this annual meeting.

      Each member of the Nominating/Corporate Governance Committee is independent as independence for nominating committee members is defined in the listing standards of the Nasdaq Stock Market. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as APPENDIX A to this proxy statement. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES."

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Jefferson Federal pays a fee to each of its directors of $800 per month for each regular board meeting attended plus a fee of $200 for attendance at special meetings of the board. The Chairman receives an additional fee of $1,000 per month. Members of committees receive an additional fee of $100 per meeting attended. Directors of Jefferson Bancshares receive a retainer of $1,000 per quarter.

      INCENTIVE PLAN. On January 29, 2004, under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan that was adopted by our shareholders on January 8, 2004, each of our non-employee directors received non-statutory stock options to purchase 26,203 shares of common stock at an exercise price of $13.69, the fair market value of the common stock on the date of grant. Additionally, these non- employee directors were granted 10,481 shares of restricted stock. The options become exercisable and the restricted stock awards vest in five equal annual installments beginning on January 29, 2005.

                                 STOCK OWNERSHIP

      The following table provides information as of August 31, 2004 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                            PERCENT OF
                                          NUMBER OF        COMMON STOCK
NAME AND ADDRESS                         SHARES OWNED       OUTSTANDING
----------------                         ------------     ---------------

Jefferson Federal Bank                      670,089            8.0%
Employee Stock Ownership Plan
120 Evans Avenue
Morristown, Tennessee 37814

Bank of America Corporation
Fleet National Bank                         432,300(1)         5.2%
Columbia Management Group, Inc.
Columbia Management Advisors, Inc.
100 North Tryon Street
Floor 25
Bank of America Corporate Center
Charlotte, North Carolina 28255

---------------------------------
(1) Based upon information in a Schedule 13G/A filed jointly on June 4, 2004 with the U.S. Securities and Exchange Commission ("SEC"). According to this filing, Bank of America Corporation has shared voting power with respect to 420,700 shares and shared dispositive power with respect to 432,300; Fleet National Bank has solve voting power with respect to 93,200 shares, shared voting power with respect to 327,500 shares, sole dispositive power with respect to 100,800 shares and shared dispositive power with respect to 331,500 shares; and Columbia Management Group, Inc. and Columbia Management Advisors, Inc. have shared voting power with respect to 327,500 shares and shared dispositive power with respect to 331,500 shares.

      The following table provides information as of August 31, 2004 about the shares of Jefferson Bancshares common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                 NUMBER OF SHARES      PERCENT OF
                                            NUMBER OF SHARES   THAT MAY BE ACQUIRED      COMMON
                                            OWNED (EXCLUDING    WITHIN 60 DAYS BY        STOCK
NAME                                          OPTIONS)(1)       EXERCISING OPTIONS    OUTSTANDING(2)
-----                                     -------------------  --------------------  ---------------

Dr. Terry M. Brimer.....................        105,510(3)             6,399                1.3%
Dr. Jack E. Campbell....................         67,289(4)             6,399                  *
William T. Hale.........................         93,445(5)             4,266                1.2
John F. McCrary, Jr.....................        158,431                    -                1.9
H. Scott Reams..........................        109,228(6)             6,399                1.4
Anderson L. Smith.......................         63,813(7)            10,665                  *
William F. Young........................         92,588(8)             4,266                1.2
All directors and executive officers as
   a group (10 persons).................        758,689               53,325                9.7%

--------------------------------------
*   Less than 1% of the shares of the Company common stock outstanding.
(1) Includes unvested shares of restricted stock held in trust under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
    Messrs. Brimer, Campbell, Hale, McCrary, Reams and Young -- 10,481 shares; and Mr. Smith -- 34,938 shares.
(2) Based on 8,330,517 shares of Company common stock outstanding and entitled to vote as of the close of business on August 31, 2004, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(3) Includes 56,529 shares held jointly with his wife, 36,500 shares held by his wife, and 2,000 shares held by his son.
(4) Includes 56,808 shares held jointly with his wife.
(5) Includes 25,000 shares held by his wife.
(6) Includes 82,697 shares held jointly with his wife, 12,500 shares held by 401(k), 1,500 shares held by IRA and 2,050 shares held by his wife.
(7) Includes 11,561 shares held jointly with his wife, 2,314 shares held by 401(k) and 15,000 shares held by IRA.
(8) Includes 24,183 shares held by his wife, 14,180 shares held by his wife's IRA and 16,077 shares held by IRA.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of seven members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Mr. Smith and Mr. McCrary. Mr Smith is not independent because he is an employee of Jefferson Bancshares and Jefferson Federal and Mr. McCrary is not independent because he receives a salary from Jefferson Bancshares and Jefferson Federal for his service as Chairman of the Board of Directors. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Dr. Terry M. Brimer and Mr. H. Scott Reams. Both of the nominees are currently directors of the Company and Jefferson Federal.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

      Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2004. The indicated period of service as a director includes service as a director of Jefferson Federal. There are no family relationships among directors or executive officers of Jefferson Bancshares.

BOARD NOMINEES FOR ELECTION OF DIRECTOR

      DR. TERRY M. BRIMER is the President and majority owner of Midtown Drug Company, Morristown, Tennessee. Age 56. Director since 1977.

      H. SCOTT REAMS is a Partner in the law firm of Taylor, Reams, Tilson and Harrison of Morristown, Tennessee. Age 55. Director since 1982.

DIRECTORS CONTINUING IN OFFICE

      THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2005:

      WILLIAM T. HALE is the Executive Vice President and General Manager of PFG-Hale, Inc., a wholesale food distributor. Age 52. Director since 2000.

      JOHN F. MCCRARY, JR. is Chairman of the Board of Directors of Jefferson Bancshares and Jefferson Federal. Mr. McCrary is a real estate broker and President of Century 21 Masengill-McCrary Realtors Company and
Masengill-McCrary-Gregg Company, an insurance agency, both located in Morristown, Tennessee. Age 79. Director since 1963.

      THE FOLLOWING HAVE TERMS ENDING IN 2006:

      ANDERSON L. SMITH has served as the President and Chief Executive Officer of Jefferson Federal and Jefferson Bancshares since January 2002 and March 2003, respectively. Prior to joining Jefferson Federal, Mr. Smith was President, Consumer Financial Services - East Tennessee Metro, First Tennessee Bank, National Association. Age 56. Director since 2002.

      DR. JACK E. CAMPBELL is the President of Walters State Community College, Morristown, Tennessee. Age 65. Director since 1979.

      WILLIAM F. YOUNG is the President and Chief Executive Officer of Young's Furniture Manufacturing Company, Inc., of Whitesburg, Tennessee. Age 64. Director since 2000.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

      The Audit/Compliance Committee of the Board of Directors has appointed Craine, Thompson & Jones, P.C. to be the Company's independent auditors for the 2005 fiscal year, subject to ratification by shareholders. A representative of Craine, Thompson & Jones, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit/Compliance Committee will consider other independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

AUDIT FEES

      The following table sets forth the fees billed to the Company for the fiscal years ending June 30, 2004 and 2003 by Craine, Thompson & Jones, P.C.:


                                               2004            2003
                                            ---------        ---------

        Audit fees ......................    $30,727          $29,915
        Audit related fees...............         --               --
        Tax fees (1).....................      2,490            4,470
        All other fees (2)...............     10,140           72,563

        -----------------------------------
        (1) Consists of tax filing and tax related compliance and other advisory services.
        (2) In 2003, included fees for services related to the conversion of Jefferson Federal from the mutual holding company to the stock holding company form of organization. For both 2003 and 2004, includes fees for assistance with securities filings other than periodic reports and other services.

      The Audit/Compliance Committee believes that the provision of non-audit services by Craine, Thompson & Jones, P.C. is compatible with maintaining Craine, Thompson & Jones, P.C.'s independence.

POLICY ON AUDIT/COMPLIANCE COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

      The Audit/Compliance Committee is responsible for appointing and overseeing the work of the independent auditors and setting the independent auditors' compensation. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditors. This approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

      The Audit/Compliance Committee of the Company's Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit/Compliance Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

      The Company's management is responsible for the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit/Compliance Committee oversees the Company's internal control over financial reporting on behalf of the Board of Directors.

      In this context, the Audit/Compliance Committee has met and held discussions with management and the independent auditors. Management represented to the Audit/Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit/Compliance Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit/Compliance Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting process.

      In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit/Compliance Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee has appointed, subject to shareholder ratification, the selection of the Company's independent auditors for the fiscal year ended June 30, 2005.

            THE AUDIT/COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS
                          OF JEFFERSON BANCSHARES, INC.

                         DR. JACK E. CAMPBELL (CHAIRMAN)
                               DR. TERRY M. BRIMER
                                 WILLIAM T. HALE

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Anderson L. Smith, our current President and Chief Executive Officer. No other executive officers of Jefferson Federal or the Company received a salary and bonus of $100,000 or more during the year ended June 30, 2004.


                                                                        LONG-TERM COMPENSATION
                                      ANNUAL COMPENSATION                       AWARDS
                          -------------------------------------------  ------------------------
                                                                        RESTRICTED  SECURITIES
                                                        OTHER ANNUAL      STOCK     UNDERLYING     ALL OTHER
   NAME AND PRINCIPAL     FISCAL   SALARY      BONUS    COMPENSATION      AWARDS     OPTIONS      COMPENSATION
       POSITIONS           YEAR     ($)         ($)        ($)(1)          ($)         (#)            ($)
------------------------  ------ ---------   ---------  -------------  ----------- ------------  --------------
Anderson L. Smith.......   2004   $165,000   $ 36,300      $16,000     $478,301(2)    69,875        $20,139(3)
   President and Chief     2003    165,000    104,750       16,000           --           --         19,891
   Executive Officer       2002    120,577         --        7,000        3,674(4)    10,665         82,325

----------------------------------
(1) Represents fees received for service on the board of directors.
(2) The dollar amount represents the market value of 34,938 shares on the date of grant. The restricted stock awards will vest over five years, beginning in January of 2005. Restricted stock award recipients are entitled to receive all dividends paid (if any) on the shares of common stock, subject to the restricted stock awards.
(3) Includes life, medical and dental insurance premiums that Jefferson Federal paid on his behalf of $4,539, an automobile allowance of $12,000, and taxable fringe benefits of $3,600.
(4) The dollar amount represents the market value of 708 shares on the date of grant. The stock award was vested on the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AT FISCAL YEAR END

      The following table provides Mr. Smith's information regarding the exercise of options during the year ended June 30, 2004 and unexercised stock options as of June 30, 2004.

                                                  NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          SHARES      DOLLAR             OPTIONS                 AT FISCAL YEAR END (1)
                         ACQUIRED     VALUE    -----------------------------  -----------------------------
NAME                   ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                   -----------  ---------- ------------- ---------------  ------------- ---------------
Anderson L. Smith.....         --          --      10,665          69,875        $83,187             --

-----------------------------------
(1) Value of unexercised in-the-money stock options equals the market value
    ($12.99) of shares covered by in-the-money options on June 30, 2004 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.


      EMPLOYMENT AGREEMENT. Effective June 25, 2003, Anderson L. Smith entered into a three- year employment agreement with Jefferson Federal and Jefferson Bancshares. The agreement was amended on July 1, 2004. Under the employment agreement, the base salary for Mr. Smith is $165,000, which amount may be increased at the discretion of the Board of Directors. The employment agreement provides Mr. Smith with a bonus program that enables him to earn up to 50% of his base salary, on an annual basis. The amount of the bonus is determined by specific performance standards and a formula agreed to by Mr. Smith and Jefferson Federal annually. Commencing on the first year anniversary date of the employment agreement, and continuing on each anniversary thereafter, the disinterested members of the Board of Directors may extend the agreement for an additional year so that the remaining term of the agreement is 36 months, unless Mr. Smith gives notice of termination. The agreement is terminable by Jefferson Federal or Jefferson Bancshares at any time, with or without cause, and by Mr. Smith at any time, with or without cause, or for Good Reason (as defined in the employment agreement). If Mr. Smith is terminated from employment without cause or he elects to terminate the agreement following an event constituting Good Reason, Jefferson Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for severance payments and other benefits in the event Mr. Smith is terminated without cause or he elects to terminate the agreement with Good Reason in connection with any change in control of Jefferson Bancshares or Jefferson Federal. The maximum present value of the severance benefits under his employment agreement is 2.99 times the average of Mr. Smith's five taxable years' annual compensation preceding the change in control. The employment agreement provides that the value of the maximum benefit is to be distributed in the form of a lump sum cash payment. Also, upon such event, Mr. Smith will continue to participate in any retirement plans he participated in prior to the change in control and under any health, life or disability plans for 36 months following his termination of employment.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount.

      The employment agreement restricts Mr. Smith's right to compete against us for a period of two years following his termination of employment for any reason.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM. The Jefferson Federal Supplemental Executive Retirement plan provides for supplemental retirement benefits with respect to the ESOP. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the plan provides benefits to eligible individuals (those designated by the Board of Directors) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the ESOP had he or she remained employed throughout the term of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the supplemental executive retirement plan generally become payable upon the change in control of Jefferson Federal or Jefferson Bancshares. The plan provides for Mr. Smith's participation as the chief executive officer of the Bank. The Board of Directors may designate other officers as participants in future years.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation. The Compensation Committee's membership and duties are described on pages 4 and 5.

COMPENSATION POLICIES

      The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The compensation program for executives consists of three key elements:

      o     Annual base salary;
      o     Performance-based annual bonus; and
      o     Long-term stock incentive compensation.

COMPONENTS OF EXECUTIVE COMPENSATION

      BASE SALARY. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company's market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes the Compensation Survey and the Salary and Benefits Survey compiled by the America's Community Bankers and the Tennessee Bankers Association, respectively, as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for all employees, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

      BONUS. During fiscal 2004, bonuses were awarded to executive officers based on the Compensation Committee's recognition of the individual contributions made by executive officers that enabled the Company to perform well both financially and operationally despite the very difficult economic environment and based on competitive levels of compensation at similar companies. Cash bonuses are paid pursuant to a Management Incentive Plan which focuses on components such as asset quality, financial performance and strategy. Goals are weighted differently at each level.

      LONG-TERM INCENTIVE COMPENSATION. Under the Company's 1995 Jefferson Federal Savings and Loan Association Stock Option Plan (the "1995 Stock Option Plan") and 2004 Stock-Based Incentive Plan, the Compensation Committee is authorized, in its discretion, to grant stock options and restricted stock awards in such proportions and upon such terms and conditions as the Compensation Committee may determine, subject to regulatory limits. All stock options granted have an exercise price equal to the fair market value of the Company's common stock at the time of grant and are exercisable within a ten-year period. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long term value for stockholders, the Compensation

Committee requires that stock options granted under the 1995 Stock Option Plan and the 2004 Stock-Based Incentive Plan vest proportionately over a five-year period.

      The awards of restricted stock to executive officers and other key employees represent shares of Jefferson Bancshares common stock that the recipient cannot sell or otherwise transfer until the applicable restriction period lapses. Restricted stock awards are also intended to increase the ownership of executives in the Company, thereby further integrating the compensation of the executive with the creation of long term value for stockholders. The Compensation Committee has provided that restricted stock awards granted under the 2004 Stock-Based Incentive Plan vest in equal portions over five years.

ANDERSON L. SMITH - CHIEF EXECUTIVE OFFICER COMPENSATION

      Jefferson Federal and Mr. Smith entered into an employment agreement effective June 25, 2003. The terms of Mr. Smith's employment agreement are set forth under "Executive Compensation" in this proxy statement. In determining Mr. Smith's cash compensation for fiscal 2004, the board focused on the Company's financial performance during the year, the number of initiatives begun, expanded or completed by the Company since Mr. Smith's employment began, competitive levels of compensation for CEOs managing operations of similar size, complexity and performance level and the importance of retaining a President and Chief Executive Officer with the strategic, financial and leadership skills to ensure the Company's continued growth into the foreseeable future. Under the Management Incentive Plan, Mr. Smith received a cash payment of $36,300 in March of 2004 for the last six months of the 2003 calendar year. In September 2004, he will receive a cash payment for the first six months of 2004, the amount of which has yet to be determined. The Committee believes that Mr. Smith's total compensation package for 2004 will be slightly above the median of total compensation for CEOs in the peer group, based on data obtained via the 2004 Tennessee Bankers Association Salary and Benefits Survey and the America's Community Bankers Compensation Survey.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          OF JEFFERSON BANCSHARES, INC.

                         DR. TERRY M. BRIMER (CHAIRMAN)
                              DR. JACK E. CAMPBELL
                              JOHN F. MCCRARY, JR.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of any other entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on Jefferson Bancshares common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index. Total return assumes the reinvestment of all dividends.


                              [GRAPH APPEARS HERE]


                                                    PERIOD ENDING
                                  ----------------------------------------------------
                                  6/30/99  6/30/00  6/30/01  6/30/02  6/30/03  6/30/04
                                  -------  -------  -------  -------  -------  -------

Jefferson Bancshares, Inc......   $100.00  $ 84.38  $ 83.74  $176.46  $283.26  $328.76
NASDAQ - Total US..............    100.00   147.94    80.83    54.94    61.23    77.62
SNL NASDAQ Thrift Index........    100.00    78.58   127.65   173.63   204.72   257.89


      THE REPORT OF THE AUDIT/COMPLIANCE COMMITTEE, THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with the applicable reporting requirements for transactions in the Company's common stock during the year ended June 30, 2004.

TRANSACTIONS WITH MANAGEMENT

      LOANS TO OFFICERS AND DIRECTORS. The Sarbanes-Oxley Act generally prohibits loans by Jefferson Bancshares to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Jefferson Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Jefferson Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Jefferson Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Jefferson Federal has adopted a policy of offering employees residential mortgage loans at a discount of 1/2% to published rates and personal consumer loans at a discount of 1% to published rates. Jefferson Federal gives employees a discount of 50% on closing fees.

      In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Jefferson Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

      The aggregate amount of loans by Jefferson Federal to its executive officers and directors was $1,158,000 at June 30, 2004, or approximately 1.24% of stockholders' equity at June 30, 2004. These loans were performing according to their original terms at June 30, 2004.

      OTHER TRANSACTIONS. H. Scott Reams is a partner in the law firm of Taylor, Reams, Tilson & Harrison of Morristown, Tennessee. We pay a monthly retainer of $500 to the law firm. In fiscal 2004, Jefferson Federal paid a total of $31,000 in legal fees to Mr. Reams' firm. We believe that the fees paid to Mr. Reams' firm were based on normal terms and conditions as would apply to other clients of the firm.

              NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES

GENERAL

      It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

      To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the stockholder making the recommendation, the name and address, as they appear on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

      The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

      The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

      The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Jefferson Federal. The Nominating/Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

      EVALUATION. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

         SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

      The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than May 18, 2005. If next year's annual meeting is held on a date more than 30 calendar days from October 21, 2005, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 days prior to the date of the annual meeting; however, if less than 100 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date. A copy of the Bylaws may be obtained from the Company.

               BOARD POLICIES REGARDING STOCKHOLDER COMMUNICATIONS
                        AND ATTENDANCE AT ANNUAL MEETINGS

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Jane P. Hutton, Corporate Secretary, Jefferson Bancshares, Inc., 120 Evans Avenue, Morristown, Tennessee 37814. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating/Corporate Governance Committee.

      Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company's directors attended the Company's 2003 Annual Meeting of Stockholders.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Jefferson Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

      The Company's Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on August 31, 2004. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED JUNE 30, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON AUGUST 31, 2004 UPON WRITTEN REQUEST TO JANE P. HUTTON, CORPORATE SECRETARY, JEFFERSON BANCSHARES, INC., 120 EVANS AVENUE, MORRISTOWN, TENNESSEE 37814.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Jane P. Hutton

                              Jane P. Hutton
                              CORPORATE SECRETARY


Morristown, Tennessee
September 15, 2004

                                                                      APPENDIX A

                           JEFFERSON BANCSHARES, INC.

                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER


I.    PURPOSE

The primary objectives of the Nominating/Corporate Governance Committee (the "Committee") are to assist the Board of Directors (the "Board") of Jefferson Bancshares, Inc. (the "Company") by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company's stockholders; (ii) ensuring that the Audit/Compliance and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.   ORGANIZATION

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.  STRUCTURE AND MEETINGS

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.   GOALS AND RESPONSIBILITIES

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the "Policy") applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board's criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company's stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (a) committee member qualifications, (b) committee member appointments and removals, (c) committee structure and operations (including authority to delegate to subcommittees), and
(d) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company's bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.    PERFORMANCE EVALUATION

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board's contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.   COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.


Adopted March 19, 2003

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                           JEFFERSON BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 21, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William T. Hale and Jack E. Campbell, and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Jefferson Bancshares, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on October 21, 2004 at 2:00 p.m. local time, in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee and at any and all adjournments thereof, as indicated on this proxy card.


                                              FOR      WITHHOLD   FOR ALL EXCEPT
1. The election as directors of all           /_/        /_/          /_/
   nominees listed (except as
   marked to the contrary below).

   DR. TERRY M. BRIMER AND H. SCOTT REAMS

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                  FOR      AGAINST      ABSTAIN
2. The ratification of the appointment of         /_/        /_/         /_/
   Craine, Thompson & Jones, P.C. as
   independent auditors of Jefferson
   Bancshares, Inc. for the year ending June 30, 2005.

                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                               PROPOSALS 1 AND 2.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS LISTED. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Please be sure to sign and date this Proxy in the box below.

                                 Date
-------------------------------       ----------------------------





   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                           JEFFERSON BANCSHARES, INC.
--------------------------------------------------------------------------------

   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.



-----------------------------------------------

-----------------------------------------------

                      [JEFFERSON FEDERAL BANK LETTERHEAD]


Dear ESOP Participant:

      On behalf of the Board of Directors of Jefferson Bancshares, Inc. (the "Company"), I am forwarding you the attached BLUE vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on October 21, 2004. Also enclosed is a copy of the Company's Annual Report and a Notice and Proxy Statement for the Company's Annual Meeting.

      As a participant in Jefferson Federal Bank's Employee Stock Ownership Plan (the "ESOP") you are entitled to vote all shares of Company common stock allocated to your account as of August 31, 2004. All allocated shares of Company common stock will be voted as directed by participants, as long as participant instructions are received by the ESOP Trustee on or before OCTOBER 12, 2004.
The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the enclosed BLUE vote authorization form and return it in the enclosed postage-paid envelope no later than OCTOBER 12, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Jefferson Federal Bank (the "Bank").

      As an employee of the Bank, and a participant in several of the Company and Bank employee benefit plans, you will receive voting materials for each stock-based plan in which you are a participant. Please vote all of the voting materials you receive.

                                          Sincerely,

                                          /s/ Anderson L. Smith

                                          Anderson L. Smith
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:______________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of Jefferson Bancshares, Inc. (the "Company") common stock allocated to me under the Jefferson Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on October 21, 2004.

      You are to vote my shares as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

     Dr. Terry M. Brimer and H. Scott Reams

                                VOTE
              FOR             WITHHELD        EXCEPTIONS

              |_|               |_|              |_|

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

(2) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of Jefferson Bancshares, Inc. for the year ending June 30, 2005.

            FOR               AGAINST           ABSTAIN
            ---               -------           -------

            |_|                 |_|               |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

      The ESOP Trustee is hereby authorized to vote the shares allocated to me in its trust capacity as indicated above.


--------------------------------         ------------------------------------
             Date                                    Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 12, 2004.

                       [JEFFERSON FEDERAL BANK LETTERHEAD]


Dear 401(k) Plan Participant:

      On behalf of the Board of Directors of Jefferson Bancshares, Inc. (the "Company"), I am forwarding to you the enclosed GREEN vote authorization form for the purpose of conveying your voting instructions to the Bank of New York, as trustee for the Jefferson Bancshares, Inc. Stock Fund ("Employee Stock Fund") in the Jefferson Federal Bank Employees' Savings and Profit Sharing Plan and Trust ("401(k) Plan") on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on October 21, 2004. Also enclosed is a copy of the Company's Annual Report to Shareholders and a Notice and Proxy Statement for the Company's Annual Meeting.

      As a 401(k) Plan Participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your account. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

      In order to direct the voting of Company common stock credited to your 401(k) Plan account, you must complete and sign the enclosed GREEN vote authorization form and return it in the accompanying postage-paid envelope by OCTOBER 12, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Jefferson Federal Bank (the "Bank").

      As an employee of the Bank, and a participant in several of the Company and Bank employee benefit plans, you will receive voting materials for each stock-based plan in which you are a participant. Please vote all of the voting materials you receive.


                                       Sincerely,

                                       /s/ Anderson L. Smith

                                       ANDERSON L. SMITH
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares: ___________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that the Bank of New York, the Stock Fund Trustee, is the holder of record and custodian of all shares of Jefferson Bancshares, Inc. (the "Company") common stock credited to me under the Jefferson Federal Bank Employees' Savings and Profit Sharing Plan and Trust ("401(k) Plan"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on October 21, 2004.

      You are to vote my shares as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

      Dr. Terry M. Brimer and H. Scott Reams

                                      VOTE
                  FOR               WITHHELD          EXCEPTIONS
                  ---               --------          ----------

                  |_|                 |_|                |_|

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

(2) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of Jefferson Bancshares, Inc. for the year ending June 30, 2005.

                  FOR          AGAINST            ABSTAIN
                  ---          -------            -------

                  |_|            |_|                |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

     The Stock Fund Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.


--------------------------------         ------------------------------------
             Date                                    Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 12, 2004.

                     [JEFFERSON BANCSHARES, INC. LETTERHEAD]


Dear Stock Award Recipient:

      On behalf of the Board of Directors of Jefferson Bancshares, Inc. (the "Company"), I am forwarding to you the attached YELLOW vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "Trustee") on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on October 21, 2004. Also enclosed is a copy of the Company's Annual Report to Shareholders and a Notice and Proxy Statement for the Company's Annual Meeting.

      As a recipient of a Stock Award under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of August 31, 2004. The Incentive Plan Trustee will vote the shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

      In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed YELLOW vote authorization form and return it in the accompanying postage-paid envelope no later than OCTOBER 12, 2004.

      If you are an employee of Jefferson Federal Bank, and a participant in several of the Company and Bank employee benefit plans, you will receive voting materials for each stock-based plan in which you are a participant. Please vote all of the voting materials you receive.

                                          Sincerely,

                                          /s/ Anderson L. Smith

                                          Anderson L. Smith
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares:___________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that First Bankers Trust Services, Inc. (the "Trustee") is the holder of record and custodian of all unvested shares of Jefferson Bancshares, Inc. (the "Company") common stock awarded to me under the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan (the "Incentive Plan"). I understand my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on October 21, 2004.

      You are to vote my shares as follows:

      (1) The election as directors of all nominees listed (except as marked to the contrary below).

            Dr. Terry M. Brimer and H. Scott Reams


                                       VOTE
                  FOR                WITHHELD          EXCEPTIONS
                  ---                --------          ----------

                  |_|                  |_|                |_|



      INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.

      -------------------------------------------------------------------------

      (2) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of Jefferson Bancshares, Inc. for the year ending June 30, 2005.

                  FOR               AGAINST           ABSTAIN
                  ---               -------           -------

                  |_|                 |_|               |_|

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

      The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me under the Incentive Plan in its trust capacity as indicated above.


      --------------------                ---------------------
            Date                                Signature

      PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN OCTOBER 12, 2004.